UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2022

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 HamiltonHM 19, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	RE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual General Meeting of Shareholders of the registrant was held on May 10, 2022.

The shareholders elected Director nominees John J. Amore, Juan C. Andrade, William F. Galtney, Jr., John A. Graf, Meryl Hartzband, Gerri Losquadro, Roger M. Singer, Joseph V. Taranto and John A. Weber; appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and approved, by non-binding advisory vote, the 2021 compensation paid to the Company’s Named Executive Officers.

The votes cast with respect to each such matter are as follows:

Total Shares Represented at the Meeting in Person or Proxy 40,679,739

Election of directors each to serve a one-year period to expire at the 2022 Annual General Meeting of Shareholders

	VOTES FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Election of directors to serve a one-year period to expire at the end of the 2023 Annual General Meeting of Shareholders

John J. Amore	36,374,547	3,056,912	8,138	1,240,142	-
Juan C. Andrade	38,750,628	681,407	7,562	1,240,142	-
William F. Galtney Jr.	35,631,638	3,609,516	198,443	1,240,142	-
John A. Graf	38,259,552	1,172,243	7,802	1,240,142	-
Meryl Hartzband	38,562,616	869,036	7,945	1,240,142	-
Gerri Losquadro	38,529,970	901,795	7,832	1,240,142	-
Roger M. Singer	37,611,502	1,819,985	8,110	1,240,142	-
Joseph V. Taranto	37,858,032	1,573,749	7,816	1,240,142	-
John A. Weber	37,045,141	2,385,354	9,102	1,240,142	-

Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022	38,694,983	1,978,857	5,899	-	-

Approval, by non-binding advisory vote, of the 2021 compensation paid to the Company’s Named Executive Officers	36,953,414	2,471,898	14,285	1,240,142	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and Chief Accounting Officer

Dated: May 13, 2022